EXPLANATORY NOTE

The following material is a script to be used in telephone calls by the proxy soliciting firm engaged by Kansas City Southern in connection with its Special Meeting of Stockholders to be held on March 29, 2005, and is being filed pursuant to Rule 14a-6(c).


SCRIPT

o    Hi my name is                        .  I'm  calling  on  behalf of  Kansas
                    ----------------------
     City Southern regarding the Special Meeting of Stockholders called to be held on March 29, 2005. The purpose of my call is to let you know that proxy material regarding the special meeting was recently mailed to you and to remind you to vote your shares.

o You can help the company save the cost of a second, reminder mailing, by promptly returning the enclosed proxy.

o The Board of Directors has recommended that shareholders vote in favor of the transaction as further described in the proxy statement.


1.   Did you receive your Proxy from Kansas City Southern in the mail?

          [ ] Yes - Voted
          [ ] Yes - Will Vote
          [ ] Yes - Will Not Vote
          [ ] No - Will Vote
          [ ] No - Will Not Vote
          [ ] Don't know - continue
          [ ] Refused - terminate call

     1a. Could you please take a moment to verify your mailing information so that we can confirm the information was mailed to the correct address.

               [ ] Yes - continue
               [ ] No - terminate call

     1b. I have your address as:

               Address
                        --------------------------------------------------------
               Is this correct? [ ] Yes     [ ] No - make
               correction
                         -------------------------------------------------------
               City
                   -------------------------------------------------------------

               Is this correct? [ ] Yes     [ ] No - make
               correction
                         -------------------------------------------------------

               State
                    ------------------------------------------------------------

               Is this correct? [ ] Yes     [ ] No - make
               correction
                         -------------------------------------------------------

               Zip
                  --------------------------------------------------------------

               Is this correct? [ ] Yes     [ ] No - make
               correction
                         -------------------------------------------------------

Thank you very much for your time and for giving this proxy material your prompt attention.